                            INVESTOR RIGHTS AGREEMENT

         This INVESTOR RIGHTS AGREEMENT (this "AGREEMENT") is made as of June
17, 2005 by and among AXS-One Inc., a Delaware corporation (the "COMPANY") and the investors listed on Exhibit A hereto (each an "INVESTOR" and collectively the "INVESTORS")

         WHEREAS, the Company desires to sell to the Investors, and the
Investors desire to purchase from the Company, (i) an aggregate of 4,534,461 shares of Common Stock of the Company (the "SHARES"), and (ii) three-year warrants, exercisable to purchase an aggregate of (A) 453,450 shares of Common
Stock, with pricing set at $1.90 per share (the "CLASS C WARRANTS"), and (B)
453,442 shares of Common Stock at $2.15 per share (the "CLASS D WARRANTS", and together with the Class C Warrants, the "PURCHASED WARRANTS"), upon the terms and conditions set forth in that certain Unit Subscription Agreement of even date herewith, among the Company and the Investors (the "UNIT SUBSCRIPTION
AGREEMENT"); and

         WHEREAS, the terms of the Unit Subscription Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder for the Company and the Investors to execute and deliver this Agreement.

    NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

           1. DEFINITIONS. Defined terms used herein but not defined herein shall have the respective meanings ascribed to them in the Unit Subscription
Agreement. The following terms shall have the meanings provided below:

              "BOARD OF DIRECTORS" shall mean the board of directors of the
    Company.

              "GROSS PROCEEDS" has the meaning set forth in Section 7(b).

              "HOLDER" shall mean any of the Investors or any transferee of the
Purchased Warrants or Registrable Shares.

              "MANDATORY REGISTRATION TERMINATION DATE" has the meaning set forth in Section 3(c).

              "NOTICE" has the meaning set forth in Section 11(d).

              "OTHER SECURITIES" refers to any stock (other than Common Stock)
and other securities of the Company or any other Person (corporate or otherwise)
which the Holders of the Purchased Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Purchased Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or
Other Securities pursuant to the terms of the Purchased Warrants.

              "REGISTER", "REGISTERED" and "REGISTRATION" refer to a
registration of Common Stock or other securities of the Company effected by preparing and filing a registration statement in compliance with the Securities
Act and the declaration or ordering of the effectiveness of such registration statement.

              "REGISTRABLE SHARES" shall mean any Shares or any shares of Common
Stock or Other Securities issued or issuable from time to time upon the exercise of a Purchased Warrant; provided, however, that as to any such securities so issued or issuable, such securities will cease to be Registrable Shares when such securities have been sold to the public pursuant to a registration or pursuant to Rule 144 or are eligible to be sold pursuant to Rule 144(k).

              "REGISTRATION STATEMENT" has the meaning set forth in Section
3(a).

              "RULE 144" shall mean Rule 144 promulgated under the Securities
Act and any successor or substitute rule, law or provision.

              "SEC" shall mean the Securities and Exchange Commission.

              "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

              "SUSPENSION" has the meaning set forth in Section 9(b).

         2.   EFFECTIVENESS. This Agreement shall become effective upon the
              Closing.

         3.   MANDATORY REGISTRATION.

              (a) No later than thirty (30) days after each Closing, the Company will prepare and file with the SEC a registration statement on Form S-3 (or, if
Form S-3 is not then available to the Company, on such form of registration statement that is then available to effect a registration of all Registrable
Shares) for the purpose of registering under the Securities Act all of the
Registrable Shares for resale by, and for the account of, the applicable
Investors as selling stockholders thereunder (each a "REGISTRATION STATEMENT").
Each Registration Statement shall permit the applicable Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities
Act, any or all of such Investor's Registrable Shares. Each Registration
Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Shares. The offer and sale of the Registrable Shares pursuant to each Registration Statement shall not be underwritten.

              (b) The Company agrees to use commercially reasonable efforts to cause each Registration Statement to become effective within ninety (90) days after filing.

              (c) The Company shall be required to keep each Registration
Statement, as amended, effective until such date that is the earliest to occur of (i) the second anniversary of the applicable Closing, (ii) the date when all of the Registrable Shares registered thereunder shall have been sold, and (iii)
such time as all the Registrable Shares held by the applicable Investors can be sold pursuant to Rule 144(k) under the Securities Act and without compliance with the registration requirements of the Securities Act (each such date is referred to herein, as applicable, as a "MANDATORY REGISTRATION
TERMINATION DATE"). Thereafter, the Company shall be entitled to withdraw such
Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to such Registration Statement (or any prospectus relating thereto).

                  (d) During the period beginning on the Closing Date and ending on the date of the effectiveness of each Registration Statement, the Company shall not grant any registration rights that are pari passu with or senior to the registration rights of the Investors under this Agreement if such registration rights would adversely affect the Investors' ability to sell
Registrable Shares pursuant to each Registration Statement. Except as set forth in the SEC Documents or in the Company Disclosure Letter, the Company represents and warrants to the Investors that no stockholders other than the Investors have the right to sell any Common Stock or other securities of the Company pursuant to each Registration Statement.

                  (e) If: (i) the applicable Registration Statement is not filed on or prior to the date that is thirty (30) days after the applicable Closing, or (ii) the Registration Statement is not declared effective by the Securities and Exchange Commission ("SEC") on or prior to the ninetieth (90) day following the filing thereof, or (iii) if the SEC reviews the Registration Statement it is not declared effective on or prior to the one hundred twentieth (120) day following the filing thereof, or (iv) after the effectiveness date thereof, such
Registration Statement ceases to be effective and available to the applicable
Holders as to all applicable Shares (but not as to any Registrable Shares underlying the Purchased Warrants) in violation of this Agreement (any such failure or breach being referred to as an "EVENT" and the date on which such
Event occurs being referred to as "EVENT DATE"), then, in addition to any other rights available to the applicable Holders, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each applicable Holder in cash, as partial liquidated damages and not as a penalty, a payment ("PAYMENT") equal to 1% of the aggregate purchase price paid by such Investor to the Company with respect to the Shares (but not as to any Registrable Shares underlying the Purchased Warrants) then held by such Holder. The Payment pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the cure of an Event. Such cumulative
Payment shall not exceed 10% of the aggregate purchase price paid by such
Investor, with such purchase price being computed exclusive of the value of any exercises of the Purchased Warrants.

               4. OBLIGATIONS OF THE COMPANY. In connection with the Company's obligation under Section 3 hereof to file each Registration Statement with the
SEC and to use its reasonable efforts to cause such Registration Statement to become effective as soon as practicable after filing, the Company shall, as expeditiously and as reasonably as possible, subject to Section 9 hereof:

                  (a) Prepare and file with the SEC such amendments and
supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the Mandatory Registration Termination Date;

                  (b) Furnish to the selling Investors such reasonable number of copies of the Registration Statement, prospectus and preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents
(including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(a) above) as the selling
Investors may reasonably request, in order to facilitate the disposition of such selling Investors' Registrable Shares pursuant to the Registration Statement;

                  (c) Use reasonable efforts to register and qualify the
Registrable Shares covered by the Registration Statement under all applicable
Blue Sky Laws of all states requiring such registration or qualification, provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

                  (d) Use reasonable efforts to cause all such Registrable
Shares registered hereunder to be listed on each national securities exchange on which securities of the same class issued by the Company are then listed.

               5. FURNISH INFORMATION. (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Investors shall furnish to the Company such information regarding them and the securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the
Company pursuant to this Agreement.

                  (b) Each Registration Statement will provide, at the request of the applicable Investors, for a plan of distribution with respect to the applicable Registrable Shares substantially as follows: The Registrable Shares may be sold from time to time by the selling Investors. Such sales may be made on one or more exchanges or in the over-the-counter market, or otherwise at prices and at terms then prevailing or at prices related to the then-current market price, or in negotiated transactions. The Registrable Shares may be sold by selling Investors in one or more of the following types of transactions: (i)
a block trade in which the broker or dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction; (ii) purchases by a broker or dealer as principal and resale by such broker or dealer for its account pursuant to the resale registration statement; (iii) an exchange distribution in accordance with the rules of such exchange; (iv) ordinary brokerage transactions and transactions in which the broker solicits purchasers; and (v) transactions between sellers and purchasers without a broker/dealer. In addition, any securities covered by the
Registration Statement which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to the Registration Statement. From time to time the selling Investors may engage in short sales, short sales versus the box, puts and calls and other transactions in securities of the issuer or derivatives thereof, and may sell and deliver the shares in connection therewith. In effecting sales, brokers or dealers engaged by the selling
Investors may arrange for other brokers or dealers to participate. Brokers or dealers will receive commissions or discounts from selling Investors in amounts to be negotiated immediately prior to the sale.

               6. EXPENSES OF REGISTRATION. All expenses incurred by the
Company in connection with the registration of the Registrable Shares pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts), including without

limitation all registration and qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Investors selected by the selling Investors, shall be borne by the Company; provided, however, that the
Company shall not be required to pay any fees and expenses of such counsel for the selling Investors, which, together with the Legal Fee exceed $30,000.

               7. INDEMNIFICATION.

                  (a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Investor (including the partners or officers, directors and stockholders of such Investor), and each Person, if any, who controls such selling Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act, the Exchange Act, and other federal or state securities laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the applicable Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the applicable Registration Statement or any such preliminary prospectus or final prospectus, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) arise out of any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any
other federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any other federal or state securities law; and the Company will reimburse such selling Investor (including the partners, officers, directors and stockholders of such Investor) or such controlling Person for any legal or other expenses (but in no event for more than one law firm) reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with the applicable Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the applicable Registration Statement or any such preliminary prospectus or final prospectus, (i) in reliance upon and in conformity with written information furnished expressly for use in connection with the applicable
Registration Statement or any such preliminary prospectus or final prospectus or any amendments or supplements to the applicable Registration Statement, preliminary prospectus or final prospectus by the selling Investors, any broker/dealer acting on their behalf or controlling person with respect to them or (ii) the plan of distribution described in Section 5(b).

                  (b) To the extent permitted by law, each selling Investor will severally and not jointly indemnify and hold harmless the Company, its
Affiliates, each of their respective directors, officers, partners, members and stockholders, each Person, if any, who controls the Company within the meaning of the Securities Act, any broker/dealer, any underwriter and all other selling
Investors, against any losses, claims, damages or liabilities to which the
Company

or any such Affiliate, director, officer, partner, member, stockholder, controlling Person, broker/dealer, underwriter or such other selling Investor may become subject to, under the Securities Act, the Exchange Act, any other
Federal securities laws, Blue Sky Laws, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the applicable Registration Statement or any such preliminary prospectus or final prospectus, (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) arise out of any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any
other federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any other federal or state securities law, in each case to the extent and only to the extent (i) that such untrue statement or alleged untrue statement or omission or alleged omission was made in the applicable Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the applicable Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with (A) written information furnished by the selling Investor expressly for use in connection with the applicable Registration Statement, or any preliminary prospectus or final prospectus or any such amendment or supplement, or (B) the plan of distribution described in Section 5(b), or (ii) such Investor fails to comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Shares pursuant to the applicable
Registration Statement; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such Affiliate, director, officer, partner, member, stockholder, controlling Person, broker/dealer, underwriter or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the liability of each selling Investor hereunder (when aggregated with amounts contributed, if any, pursuant to Section 7(d)) shall be limited to the proceeds received by such Investor from the sale of the
Registrable Securities pursuant to the applicable Registration Statement (the
"GROSS PROCEEDS"), and provided further, however, that the indemnity agreement contained in this Section 7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld or delayed).

                  (c) Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party which consent will not be unreasonably withheld, conditioned or delayed. In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense; provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or

settlement of such claim and the indemnifying party shall only pay for such indemnified party's reasonable legal fees and expenses for the period prior to the date of its participation in such defense; provided further, however, that the indemnified party (together with all indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if the representation of the indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual differing interests between the indemnified party and any other party represented by such counsel in such proceeding. Notwithstanding the foregoing, the indemnifying party shall not be obligated to pay the fees of more than one separate counsel. The failure to notify an indemnifying party of the commencement of any such action will not relieve such indemnifying party of any liability to the indemnified party under this Section 7 (except to the extent that such failure materially prejudiced the indemnifying party's ability to defend such action), nor shall the omission so to notify an indemnifying party relieve such indemnifying party of any liability which it may have to any indemnified party otherwise other than under this
Section 7. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a general release from all liability in respect to such claim or litigation and otherwise in form and substance reasonably satisfactory to the indemnified party.

                  (d) If the indemnification provided in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided that in no event shall any contribution by an
Investor under this Section 7(d), when aggregated with amounts paid, if any, pursuant to Section 7(b), exceed the Gross Proceeds. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties'
relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) The obligations of the Company and Investors under this
Section 7 shall survive the completion of any offering of Registrable Shares pursuant to the applicable Registration Statement under Section 3.

               8. REPORTS UNDER THE EXCHANGE ACT. With a view to making
available to the Investors the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the
Registrable Shares to the public without registration, the Company agrees to use reasonable efforts: (a) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144; (b) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act

or the Exchange Act; and (c) undertake any additional actions reasonably necessary to maintain the availability of the applicable Registration Statement or the use of Rule 144.

               9. SELLING PROCEDURES. Any sale of Registrable Shares pursuant to a Registration Statement filed in accordance with Section 3 hereof shall be subject to the following conditions and procedures:

                  (a) Updating the Prospectus.

                      (i) If the Company informs the selling Investor that
                 the Registration Statement or final prospectus then on file with the SEC is not current or otherwise does not comply
                 with the Securities Act, the Company shall use its
                 reasonable best efforts to provide to the selling Investor a current prospectus that complies with the Securities Act as soon as practicable, but in no event later than three (3)
                 business days after delivery of such notice.

                      (ii) If the Company requires more than three (3)
                 business days to update the prospectus under Section 9(a)(i)
                 above, the Company shall have the right to delay the
                 preparation of a current prospectus that complies with the
                 Securities Act without explanation to such Investor, subject to the limitations set forth in Section 9(b) below, for a
                 period of not more than sixty (60) days (or two periods
                 which total not more than ninety (90) days in the aggregate)
                 during any twelve-month period.

                  (b) General. Notwithstanding anything in this Agreement that may be to the contrary, upon (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the
     Registration Statement or related prospectus or for additional information relating to the Registration Statement, (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) the happening of any event which makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the
     Registration Statement or prospectus so that, in the case of the
     Registration Statement, it will not contain an untrue statement of a material fact or omit to state a material fact required to be stated
     therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (v) the determination of the Company's
     Board of Directors that it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments, public filings with the Commission or that there exists material nonpublic information about the Company that the Board of Directors, acting in good faith, determines not to disclose in a registration statement, the Company, in each such case, may suspend use of the related prospectus (each a
     "SUSPENSION"), in which case the

     Company shall promptly so notify each Investor and each Investor shall not dispose of Registrable Shares covered by the Registration Statement or prospectus until copies of a supplemented or amended prospectus are distributed to the Investors or until the Investors are advised in writing by the Company that the use of the applicable prospectus may be resumed;
     provided, however, that, notwithstanding the foregoing, the Company may suspend use of the prospectus pursuant to Sections 9(a)(ii), 9(b)(iv) and
     9(b)(v), and an Investor may be prohibited from selling or otherwise disposing of the Registrable Shares covered by the Registration Statement or prospectus, on not more than two occasions in total during any twelve-month period and for no more than ninety (90) days in the aggregate during any such twelve-month period. The Company shall use its reasonable best efforts to ensure the use of the prospectus may be resumed as soon as practicable. The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the
     Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the securities for sale in any jurisdiction, at the earliest practicable moment. The
     Company shall, upon the occurrence of any event contemplated by clause
     (iv), prepare a supplement or post-effective amendment to the Registration
     Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) Each Investor agrees that it will comply with the
     prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Shares pursuant to the Registration
     Statement. Each Investor further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section
     9(a) or 9(b), such Investor will discontinue disposition of such
     Registrable Shares under the Registration Statement until such Investor's receipt of the copies of the supplemented prospectus or amended
     Registration Statement, or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this Section 9.

              10. ENTIRE AGREEMENT. This Agreement and the other Transaction
Documents constitute the entire contract between the parties relative to the subject matter hereof and thereof, and no party shall be liable or bound to the other in any manner by any warranties, representations, agreements or covenants except as specifically set forth herein or therein. This Agreement and the other
Transaction Documents supersede any previous agreement among the parties with respect to the subject matter hereof and thereof.

               11. MISCELLANEOUS.

                  (a) Amendment and Waiver. Unless a particular provision or section of this Agreement requires otherwise explicitly in a particular instance, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the holders of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 11(a) shall be binding upon each holder of any Securities at the time outstanding (including without limitation securities into which any such
Securities are convertible or exercisable), each future holder thereof, and the
Company.

                  (b) Governing Law; Jurisdiction. This Agreement shall be
governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law. Each party hereby irrevocably consents and submits to the jurisdiction of any New York State or United States
Federal Court sitting in the State of New York, County of New York, over any action or proceeding arising out of or relating to this Agreement and irrevocably consents to the service of any and all process in any such action or proceeding in the manner for the giving of Notices at its address specified in
Section 11(d). Each party further waives any objection to venue in the State of
New York, County of New York and any objection to an action or proceeding in such state and county on the basis of forum non conveniens. Each party also waives any right to trial by jury.

                   (c) Successors and Assigns. Subject to the terms and
conditions of the Unit Subscription Agreement, this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties. Subject to the terms and conditions of the Unit Subscription Agreement, this Agreement shall also be binding upon and inure to the benefit of and enforceable by any transferee of any of the
Registrable Shares who has executed a copy of this Agreement or otherwise indicated its agreement to be bound hereby. Notwithstanding anything in this
Agreement to the contrary, if at any time any Investor shall cease to own any
Registrable Shares, all of such Investor's rights under this Agreement shall immediately terminate.

                   (d) Notices

                       (i) Any notice or other communication required or
         permitted to be given hereunder (each a "NOTICE") shall be given in writing and shall be made by personal delivery or sent by courier or certified or registered first-class mail (postage prepaid), addressed to a party at its address shown below or at such other address as such party may designate by three days advance Notice to the other parties.
         The date of giving any notice shall be the date of its actual receipt.

                       (ii) Any Notice to the Company shall be sent to:

                            AXS-One Inc.
                            301 Route 17 North
                            Rutherford, New Jersey 07070
                            Attention: Chief Financial Officer

                        with a copy to:

                                       10

                            Wiggin and Dana LLP
                            400 Atlantic Street
                            Stamford, Connecticut 06901
                            Attention: Michael Grundei, Esq.

                      (iii) Any Notice to any of the Investors shall be sent to
the address for such Investor set forth on the signature pages hereof, with a copy to:

                            Gersten Savage, LLP
                            600 Lexington Avenue, 9th Floor
                            New York, New York 10022-6018
                            Attention: Arthur Marcus, Esq.

                      (iv) Any Investor may change the address to which
correspondence to it is to be addressed by notification as provided for herein.

                  (e) Injunctive Relief. The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto may be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

                  (f) Attorney's Fees. If any action at law or in equity is
necessary to enforce or interpret any of the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  (g) Severability. Whenever possible, each provision of this
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or any other provision of this Agreement.

                  (h) Aggregation of Shares. Registrable Shares held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  (i) Headings. The headings of the sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

                  (j) Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  (k) Construction. Words (including capitalized terms defined herein) in the singular shall be held to include the plural and vice versa as the context requires. The words

                                       11

"herein," "hereinafter," "hereunder" and words of similar import used in this
Agreement shall, unless otherwise stated, refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to "$" in this
Agreement and the other agreements contemplated hereby shall refer to United
States dollars (unless otherwise specified expressly). Any reference to any gender includes the other genders.

                                       12

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                       RIT Capital Partners PLC
                       Print Full Legal Name of Partnership,
                       Company, Limited Liability Company, Trust or Other Entity

                       By: /s/ A. H. Bloom (Authorized Signatory)
                           ----------------
                       Name: A. H. Bloom
                       Title:
                                27 St. James's Place
                                London SWIA 1NR
                       ---------------------------------------------------------
                       Address and Fax Number

                       ---------------------------------------------------------
                       Taxpayer Identification Number

                       ---------------------------------------------------------
                       Date and State of Incorporation or Organization

                       ---------------------------------------------------------
                       Date on which Taxable Year Ends

                       ---------------------------------------------------------
                       E-mail Address

Accepted and Agreed as of the date first above written:

AXS-ONE INC.

By: /s/ William P. Lyons
    --------------------
Name:  William P. Lyons
Title: Chief Executive Officer

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                      Rathbone Trusters Jersey Limited and  Novatrust Limited as
                      Co-Trustees of the Sirius Trust
                      ----------------------------------------------------------
                      Print Full Legal Name of Partnership,
                      Company, Limited Liability Company, Trust or Other Entity
                      By: /s/ Julian Hayden (Authorized Signatory)
                          ------------------
                      Name: Julian Hayden
                      Title: Director-Corporate Co-Trustee
                               Oak Walk, St. Peter
                               Jersey, Channel Islands
                      ----------------------------------------------------------
                      Address and Fax Number

                      ----------------------------------------------------------
                      Taxpayer Identification Number

                      ----------------------------------------------------------
                      Date and State of Incorporation or Organization

                      ----------------------------------------------------------
                      Date on which Taxable Year Ends

                      ----------------------------------------------------------
                      E-mail Address

Accepted and Agreed as of the date first above written:

AXS-ONE INC.

By: /s/ William P. Lyons
    --------------------
Name:  William P. Lyons
Title: Chief Executive Officer

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                      Emancipation Capital Master, Ltd.
                      ----------------------------------------------------------
                      Print Full Legal Name of Partnership,
                      Company, Limited Liability Company, Trust or Other Entity

                      By:  /s/ Jonathan Rothenberg (Authorized Signatory)
                           ------------------------
                      Name: Jonathan Rothenberg
                      Title: Member of General Partner
                               153 E. 53rd Street, 26th Floor
                               New York, NY  10022
                      ----------------------------------------------------------
                      Address and Fax Number

                      ----------------------------------------------------------
                      Taxpayer Identification Number

                      ----------------------------------------------------------
                      Date and State of Incorporation or Organization

                      ----------------------------------------------------------
                      Date on which Taxable Year Ends

                      ----------------------------------------------------------
                      E-mail Address

Accepted and Agreed as of the date first above written:

AXS-ONE INC.

By: /s/ William P. Lyons
    --------------------
Name:  William P. Lyons
Title: Chief Executive Officer

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                    Potomac Capital Partners, LP
                    ---------------------------------------------------------
                    Print Full Legal Name of Partnership,
                    Company, Limited Liability Company, Trust or Other Entity

                    By:  /s/ Kenneth Berkow (Authorized Signatory)
                         -------------------
                    Name: Kenneth Berkow
                    Title: Chief Financial Officer of Investment Manager
                             c/o Potomac Capital Management
                             153 E. 53rd Street, 26th Floor
                             New York, NY  100022
                    ---------------------------------------------------------
                    Address and Fax Number

                    ---------------------------------------------------------
                    Taxpayer Identification Number

                    ---------------------------------------------------------
                    Date and State of Incorporation or Organization

                    ---------------------------------------------------------
                    Date on which Taxable Year Ends

                    ---------------------------------------------------------
                    E-mail Address

Accepted and Agreed as of the date first above written:

AXS-ONE INC.

By: /s/ William P. Lyons
    --------------------
Name:  William P. Lyons
Title: Chief Executive Officer

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                      Potomac Capital International, Ltd.
                      ---------------------------------------------------------
                      Print Full Legal Name of Partnership,
                      Company, Limited Liability Company, Trust or Other Entity

                      By:  /s/ Kenneth Berkow (Authorized Signatory)
                           -------------------
                      Name: Kenneth Berkow
                      Title: Chief Financial Officer of Investment Manager
                               c/o Potomac Capital Management
                               153 E. 53rd Street, 26th Floor
                               New York, NY  100022
                      ---------------------------------------------------------
                      Address and Fax Number

                      ---------------------------------------------------------
                      Taxpayer Identification Number

                      ---------------------------------------------------------
                      Date and State of Incorporation or Organization

                      ---------------------------------------------------------
                      Date on which Taxable Year Ends

                      ---------------------------------------------------------
                      E-mail Address

Accepted and Agreed as of the date first above written:

AXS-ONE INC.

By: /s/ William P. Lyons
    --------------------
Name: William P. Lyons
Title:  Chief Executive Officer

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                     Pleiades Investment Partners-R, LP.
                     ---------------------------------------------------------
                     Print Full Legal Name of Partnership,
                     Company, Limited Liability Company, Trust or Other Entity

                     By:  /s/ Kenneth Berkow (Authorized Signatory)
                          -------------------
                     Name: Kenneth Berkow
                     Title: Chief Financial Officer of Investment Manager
                              c/o Potomac Capital Management
                              153 E. 53rd Street, 26th Floor
                              New York, NY  100022
                     ---------------------------------------------------------
                     Address and Fax Number

                     ---------------------------------------------------------
                     Taxpayer Identification Number

                     ---------------------------------------------------------
                     Date and State of Incorporation or Organization

                     ---------------------------------------------------------
                     Date on which Taxable Year Ends

                     ---------------------------------------------------------
                     E-mail Address

Accepted and Agreed as of the date first above written:

AXS-ONE INC.

By: /s/ William P. Lyons
    --------------------
Name:  William P. Lyons
Title: Chief Executive Officer

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                  Exponential Capital LP
                  ---------------------------------------------------------
                  Print Full Legal Name of Partnership,
                  Company, Limited Liability Company, Trust or Other Entity

                  By:  /s/ Andrew Schroepher(Authorized Signatory)
                       ---------------------
                  Name: Andrew Schroepher
                  Title: Managing Partner
                           5547 Trenton Lane
                           Plymouth, MN  55442
                  ---------------------------------------------------------
                  Address and Fax Number

                  ---------------------------------------------------------
                  Taxpayer Identification Number

                  ---------------------------------------------------------
                  Date and State of Incorporation or Organization

                  ---------------------------------------------------------
                  Date on which Taxable Year Ends

                  ---------------------------------------------------------
                  E-mail Address

Accepted and Agreed as of the date first above written:

AXS-ONE INC.

By: /s/ William P. Lyons
    --------------------
Name: William P. Lyons
Title:  Chief Executive Officer

                                      S-1

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY
COMPANY, TRUST or OTHER ENTITY, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                            Lyons Partners
                            ---------------------------------------------------
                            Print Full Legal Name of Partnership,
                            Company, Limited Liability Company, Trust or Other
                            Entity

                            By:  /s/ William Lyons (Authorized Signatory)
                                 ------------------
                            Name: William Lyons
                            Title: Chairman & CEO
                                     2601 North Ocean Blvd.
                                     Gulf Stream, FL   33483
                            ---------------------------------------------------
                            Address and Fax Number

                            ---------------------------------------------------
                            Taxpayer Identification Number

                            ---------------------------------------------------
                            Date and State of Incorporation or Organization

                            ---------------------------------------------------
                            Date on which Taxable Year Ends

                            ---------------------------------------------------
                            E-mail Address

Accepted and Agreed as of the date first above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Name: Joseph Dwyer
Title:  Chief Financial Officer

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is an INDIVIDUAL, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                               Carol N. Dwyer Living Trust dated 6/19/03
                               -----------------------------------------
                               Print Name

                                /s/ Carol N. Dwyer
                               ----------------------
                               Signature of Investor

                               ----------------------
                               Social Security Number

                               3 Cordwood Ct.
                               E. Northport, NY  11731
                               -----------------------
                               Address and Fax Number

                               -----------------------------------
                               E-mail Address

Accepted and Agreed to as of the date first above written:

AXS-ONE INC.

By: /s/ William P. Lyons
    --------------------
Name: William P. Lyons
Title:  Chief Executive Officer

                                      S-1

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is an INDIVIDUAL, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                     Richard H. Dym
                                     --------------
                                     Print Name

                                     /s/ Richard H. Dym
                                     ------------------
                                     Signature of Investor

                                     ---------------------
                                     Social Security Number

                                     225 Wooded View Drive
                                     Los Gatos, CA  95032
                                     ----------------------
                                     Address and Fax Number

                                     -----------------------------------
                                     E-mail Address

Accepted and Agreed to as of the date first above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer

                                      S-1

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is an INDIVIDUAL, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                        Matt Suffoletto
                                        ---------------
                                        Print Name

                                        /s/ Matt Suffoletto
                                        -------------------
                                        Signature of Investor

                                        ----------------------
                                        Social Security Number

                                        101 Chaps Ln.
                                        West Chester, PA  19382
                                        -----------------------
                                        Address and Fax Number

                                        -----------------------------------
                                        E-mail Address

Accepted and Agreed to as of the date first above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is an INDIVIDUAL, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                Vendome Family Limited Partnership
                                ----------------------------------
                                Print Name

                                /s/ Gennaro Vendome
                                -------------------
                                Signature of Investor

                                ----------------------
                                Social Security Number

                                22 Wayside Place
                                Montclair, NJ 07042
                                -------------------
                                Address and Fax Number

                                -----------------------------------
                                E-mail Address

Accepted and Agreed to as of the date first above written:

AXS-ONE INC.

By: /s/ William P. Lyons
    --------------------
Name:  William P. Lyons
Title: Chief Executive Officer

                                 SIGNATURE PAGE
                                 TO AXS-ONE INC.
                            INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is an INDIVIDUAL, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                  Robert J. Migliorino
                                  --------------------
                                  Print Name

                                  /s/ Robert J. Migliorino
                                  ------------------------
                                  Signature of Investor

                                  ----------------------
                                  Social Security Number

                                  81 Eleven Levels Road
                                  Ridgefield, CT  06877
                                  ---------------------
                                  Address and Fax Number

                                  -----------------------------------
                                  E-mail Address

Accepted and Agreed to as of the date first above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer

                                      S-1

                                 SIGNATURE PAGE
                                       TO
                                  AXS-ONE INC.
                           INVESTOR RIGHTS AGREEMENT

         IF the INVESTOR is an INDIVIDUAL, please complete the following:

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

                                  Daniel H. Burch
                                  ---------------
                                  Print Name

                                  /s/ Daniel H. Burch
                                  -------------------
                                  Signature of Investor

                                  ----------------------
                                  Social Security Number

                                  c/o MacKenzie Partners, Inc.
                                  105 Madison Avenue
                                  New York, NY  10016
                                  -------------------
                                  Address and Fax Number

                                  -----------------------------------
                                  E-mail Address

Accepted and Agreed to as of the date first above written:

AXS-ONE INC.

By: /s/ Joseph Dwyer
    ----------------
Name:  Joseph Dwyer
Title: Chief Financial Officer

                                      S-1

                                    EXHIBIT A
                                    ---------
                              SCHEDULE OF INVESTORS

RIT Capital Partners plc
27 St. James's Place
London SW1A 1NR
ENGLAND

The Sirius Trust
c/o Rathbones
Oak Walk
St. Peter
Jersey JE3 7EF
CHANNEL ISLANDS

Emancipation Capital Master, Ltd.
153 E. 53rd Street
26th Floor
New York, NY  10022

Potomac Capital Partners, LP
c/o Potomac Capital Management LLC
153 E. 53rd Street
26th Floor
New York, NY 10022

Potomac Capital International Ltd.
c/o Potomac Capital
  Management LLC
153 E. 53rd Street
26th Floor
New York, NY 10022

Pleiades Investment Partners-R, LP
c/o Potomac Capital
  Management LLC
153 E. 53rd Street
26th Floor
New York, NY 10022

Exponential Capital LP
5547 Trenton Lane
Plymouth, MN  55442

Lyons Partners
2601 N. Ocean Boulevard
Gulf Stream, FL  33483

Carol N. Dwyer Living
   Trust DTD June 19, 2003
3 Cordwood Court
East Northport, NY  11731

Richard Dym
225 Wooded View Drive
Los Gatos, CA  95032

Matt Suffoletto
101 Chaps Lane
West Chester, PA 19382

Vendome Family
  Limited Partnership
22 Wayside Place
Montclair, NJ  07042

Robert Migliorino
81 Eleven Levels Road
Ridgefield, CT  06877

Daniel Burch
c/o MacKenzie Partners, Inc.
105 Madison Avenue
New York, NY  10016

                                      S-2